UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




               Commission file number 0-13597

                      COMPANY'S NAME

                       ASDAR GROUP
________________________________________________________________
       (Exact name of registrant as specified in charter)




           NEVADA
         88-0195105
(STATE OF OTHER JURISDICTION                (I.R.S. Employer
Incorporation or organization)           Identification Number)



                   1239 West Georgia Street
                        Vancouver, BC
                           V6E 4R8
           (Address of Principal Executive Office)
                          (Zip Code)



                         888-488-6882

      (Registrant's Telephone Number, Including Area Code)


Item No. 1      Changes in Control of Registrant
                No events to report

Item No. 2      Acquisition or Disposition of Assets
                No events to report

Item No. 3      Bankruptcy or Receivership
                No events to report

Item No. 4      Changes in Registrant's Certifying Accountants
                No events to report

Item No. 5      Other Events
                Jack Sha resigned as Secretary and Director.
                Ferdinand Marehard has become Secretary-Treasurer and a
Director.

Item No. 6      Resignation of Registrant's Directors
                See Item No. 5

Item No. 7      Financial  Statements, Proforma Financial Information and
Exhibits
                No events to report

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ASDAR GROUP

Date:  May 2001                         /s/ Robert Waters
                                            ----------------------
                                            Robert Waters
                                            Director and President


Date:  May 2001                         /s/ Ferdinand Marehard
                                            ----------------------
                                            Ferdinand Marehard
                                            Director and Secretary